                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (Amendment No. 1*)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Ramsay Youth Services, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

* THE REGISTRANT'S DEFINITIVE PROXY STATEMENT HAS BEEN REVISED, AS FILED HEREWITH, TO INCLUDE PROPOSALS FOR APPROVAL BY THE STOCKHOLDERS AT THE 2001 ANNUAL MEETING OF THE REGISTRANT'S 1999 AND 2001 STOCK OPTION PLANS.

                          RAMSAY YOUTH SERVICES, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 31, 2001

     The Annual Meeting of Stockholders of RAMSAY YOUTH SERVICES, INC. ("RYS" or the "Company") will be held at the HYATT REGENCY CORAL GABLES, 50 ALHAMBRA PLAZA, CORAL GABLES, FLORIDA 33134 at 11:00 A.M., local time, on May 31, 2001, for the following purposes, as more fully described in the accompanying Proxy
Statement:

          1. To elect seven directors to serve until the next annual meeting;


          2. To consider and take action upon a proposal to approve the Company's 1999 Stock Option Plan, as amended;



          3. To consider and take action upon a proposal to approve the Company's 2001 Stock Option Plan;



          4. To ratify the selection of Deloitte & Touche LLP to serve as independent auditors for the fiscal year ending December 31, 2001; and



          5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.


     Only RYS stockholders of record at the close of business on April 9, 2001 will be entitled to notice of and to vote at the meeting, or any adjournment or adjournments thereof. A list of the stockholders entitled to vote at the meeting may be examined at the offices of RYS, One Alhambra Plaza, Suite 750, Coral Gables, Florida during the ten-day period preceding the meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY. NO POSTAGE IS REQUIRED WHEN MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME. IF YOU ARE PRESENT AT THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE. YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NOMINEES FOR DIRECTORS AND FOR THE OTHER PROPOSALS TO BE CONSIDERED AT THE MEETING.

                                          By Order of the Board of Directors,
                                          Paul J. Ramsay
                                          Chairman of the Board

April 30, 2001

                          RAMSAY YOUTH SERVICES, INC.
                                Columbus Center
                         One Alhambra Plaza, Suite 750
                          Coral Gables, Florida 33134

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                   To Be Held
                                  May 31, 2001

GENERAL


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ramsay Youth Services, Inc. ("RYS" or the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the Hyatt Regency Coral Gables, 50 Alhambra Plaza, Coral Gables, Florida 33134 at 11:00 a.m., local time, on May 31, 2001, for the purposes specified in the accompanying Notice of Annual Meeting of Stockholders and at any adjournment or adjournments thereof. When the enclosed proxy is properly executed and returned, the shares that it represents will be voted at the Meeting in accordance with the instructions thereon. In the absence of any such instructions, the shares represented thereby will be voted IN FAVOR of the nominees for directors listed on the proxy and IN FAVOR of each other proposal set forth in this Proxy Statement and presented to the stockholders of RYS for approval. Management does not know of any other business to be brought before the Meeting not described herein, but it is intended that as to such other business, a vote may be cast pursuant to the proxy in accordance with the best judgment of the person or persons acting thereunder. It is anticipated that the proxy materials will be mailed on or about May 7, 2001 to all RYS stockholders of record as of April 9, 2001 (the "Record Date").



     It is important that proxies be returned promptly. Whether or not the stockholder expects to attend the Meeting in person, all stockholders are urged to mark, sign and date the accompanying form of proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.


     Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of such revocation to RYS, care of the Secretary, Columbus Center, One Alhambra Plaza, Suite 750, Coral Gables, Florida 33134 prior to the Meeting; (ii) executing and delivering a proxy bearing a later date to RYS, care of the Secretary, Columbus Center, One Alhambra Plaza, Suite 750, Coral Gables, Florida 33134 prior to the Meeting; or
(iii) appearing at the Meeting and voting in person.

2000 ANNUAL REPORT

     RYS' 2000 Annual Report on Form 10-K for the fiscal year ended December 31, 2000 is enclosed with this Proxy Statement.

EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be borne by RYS. Officers, directors, and employees of RYS may solicit proxies by telephone, telecopier or in person. RYS has also engaged the services of Corporate Communications, Inc. and First Union National Bank of North Carolina to assist in the solicitation and tabulation of proxies. RYS estimates that these entities will receive fees totalling approximately $6,000, plus expenses, in connection with these services.

VOTING

     Holders of record of issued and outstanding shares of common stock, $.01 par value (the "Common Stock"), of RYS as of the close of business on the Record Date, will be entitled to notice of and to vote at the Meeting as described below. On the Record Date, there were issued and outstanding 9,137,430 shares of

Common Stock. Each share of Common Stock is entitled to one vote with respect to each matter to be voted on at the Meeting.


     Directors are elected by a plurality of votes cast by the holders of shares of Common Stock voting as a single class. Adoption of proposals 2, 3 and 4 will require the affirmative vote of a majority of the votes cast by the holders of outstanding shares of Common Stock. Abstentions and broker non-votes (as hereinafter defined) will be counted as present for the purpose of determining the presence of a quorum. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, abstentions will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter and, thus, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of Common Stock represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on such matter.


     Ramsay Holdings HSA Limited ("Ramsay Holdings") is the holder of 906,352 shares of Common Stock, Paul Ramsay Holdings Pty. Limited ("Holdings Pty.") is the holder of 3,731,339 shares of Common Stock and Paul Ramsay Hospitals Pty. Limited ("Hospitals Pty."; Ramsay Holdings, Holdings Pty. and Hospitals Pty., collectively, the "Ramsay Affiliates") is the holder of 751,024 shares of Common Stock. The Ramsay Affiliates are corporations controlled by Paul J. Ramsay, the Chairman of the Board of RYS. In addition, Mr. Ramsay holds 5,916 shares of Common Stock directly. Accordingly, as of the Record Date, Mr. Ramsay, Ramsay Holdings, Holdings Pty. and Hospitals Pty. had an approximate 59% voting interest in RYS. To the best of RYS' knowledge, Mr. Ramsay, Ramsay Holdings, Holdings Pty. and Hospitals Pty. will vote their shares of Common Stock in favor of each of the proposals presented at the Meeting. See "Certain Relationships and Related Transactions," and "Security Ownership of Certain Beneficial Owners" below.

                            1. ELECTION OF DIRECTORS

     Seven directors will be elected at the Meeting. It is the intention of each of the persons named in the accompanying proxy to vote the shares represented thereby in favor of the seven nominees listed in the following table, unless contrary instructions are given. All of the nominees are presently serving as directors. In case any nominee is unable or declines to serve, such persons reserve the right to vote the shares represented by such proxy for another person duly nominated by the Board of Directors in his stead or, if no other person is so nominated, to vote such shares only for the remaining nominees. The Board of Directors has no reason to believe that any person nominated will be unable or will decline to serve. The directors elected by the stockholders will serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

     Certain information concerning the nominees for election of directors is set forth below. Such information was furnished by them to RYS.


                                                      PRINCIPAL OCCUPATIONS FOR PAST FIVE
NAME AND AGE                                         YEARS AND CERTAIN OTHER DIRECTORSHIPS
------------                                         -------------------------------------
Aaron Beam, Jr. (57)                        Founder in 1984 of HEALTHSOUTH Corporation (provider of
                                            medical rehabilitation services) and retired in 1997;
                                            Director of UROCOR (laboratory testing company) since
                                            1998; Director of Wall Street Deli (restaurant chain)
                                            since 1998; Director of the Company since 1991.

Peter J. Evans (52)                         Financial consultant to a number of Australian
                                            companies; A Chartered Accountant in Australia since
                                            prior to 1993; Director of Ramsay Health Care Limited
                                            (or its predecessors) (owner and operator of hospitals
                                            in Australia), and Prime Television Limited (operator of
                                            an Australian television network); Director of a number
                                            of Australian charitable organizations; Chairman of
                                            Directors of Shoalhaven Anglican School in Australia;
                                            Director of the Company since 1989.

Thomas M. Haythe (61)                       Business and legal consultant (since February 1, 2000);
                                            Partner, Haythe & Curley (renamed Torys in January 2000)
                                            (attorneys) from February 1982 to January 2000; Director
                                            of Novametrix Medical Systems, Inc. (manufacturer of
                                            electronic medical instruments), and Westerbeke
                                            Corporation (manufacturer of marine engine products);
                                            Director of the Company since 1987.

Luis E. Lamela (51)                         President and Chief Executive Officer of the Company
                                            since January 1999; Chief Executive Officer of the
                                            Company since January 1998; Vice Chairman of the Board
                                            of the Company since January 1996; Chief Executive
                                            Officer of CAC Medical Centers, a division of United
                                            HealthCare of Florida, from May 1994 until December
                                            1997; Director of the Company since 1996.

Paul J. Ramsay (65)                         Chairman of the Board of the Company since 1988;
                                            involved in the health care industry for more than 25
                                            years; Chairman of the Board of Ramsay Health Care
                                            Limited (or its predecessors) (owner and operator of
                                            hospitals in Australia), and Chairman of the Board of
                                            Prime Television Limited (operator of an Australian
                                            Television Network); Director of the Company since 1987.

                                                      PRINCIPAL OCCUPATIONS FOR PAST FIVE
NAME AND AGE                                         YEARS AND CERTAIN OTHER DIRECTORSHIPS
------------                                         -------------------------------------
Steven J. Shulman (49)                      Chairman and Chief Executive Officer of Internet Health
                                            Care Group, Inc. (internet based healthcare holding
                                            company) since 1999; Chairman, President and Chief
                                            Executive Officer of Prudential Health Care, Inc. from
                                            1997 until 1999; President of the Pharmacy and Disease
                                            Management Group of Value Health, Inc. (provider of
                                            specialty managed care programs) from September 1995 to
                                            1997; Director of Novametrix Medical Systems, Inc.;
                                            Director of the Company since 1991.

Michael S. Siddle (52)                      Various executive positions with corporations controlled
                                            by Paul J. Ramsay since prior to 1995; Director of
                                            Ramsay Health Care Limited (or its predecessors) (owner
                                            and operator of hospitals in Australia); Director of
                                            Prime Television Limited (operator of an Australian
                                            Television Network); Director of the Company since 1987.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of RYS met five times during the year ended December 31, 2000. All of the directors named above attended at least 75% of the meetings of the Board of Directors and meetings of the committees of the Board of Directors on which such director served held during the time that such person served.

     RYS had five standing committees during the year ended December 31, 2000: the Executive Operating Committee, the Audit Committee, the Compensation and Conflict of Interest Committee, the Independent Directors Committee, and the Stock Option Committee.

     The Executive Operating Committee presently is composed of Messrs. Evans, Haythe, Lamela and Ramsay. The Committee's function is to act in the place and stead of the Board of Directors to the extent permitted by law on matters which require Board action between meetings of the Board of Directors. The Executive Operating Committee met once during the year ended December 31, 2000.

     The Audit Committee presently is composed of Messrs. Beam, Evans and Shulman. The Audit Committee's functions include reviewing the results of the reports and audits by RYS' independent public accountants and making recommendations to the Board of Directors with respect to accounting practices and procedures and internal controls. The Audit Committee of RYS met once during the year ended December 31, 2000.

     The Compensation and Conflict of Interest Committee (the "Compensation Committee") presently is composed of Messrs. Beam, Evans and Haythe. The Compensation Committee's functions include reviewing and recommending remuneration arrangements for senior officers and for members of the Board of Directors, adopting compensation plans in which officers and directors are eligible to participate, acting on important personnel matters, nominating senior officers, resolving matters involving possible conflicts of interest and providing for management succession. The Compensation and Conflict of Interest Committee met once during the year ended December 31, 2000.

     The Independent Directors Committee presently is composed of Messrs. Beam and Shulman. The Committee's function is to review all transactions between RYS and persons affiliated with Paul J. Ramsay or any entity in which Paul J. Ramsay directly or indirectly has an equity interest. The Independent Directors Committee did not meet during the year ended December 31, 2000.

     The Stock Option Committee presently is composed of Messrs. Beam and Evans. The Stock Option Committee's function is to grant stock options under RYS' stock option plans to directors, members of senior management and other key field personnel of the Company as recommended by management in materials distributed to members of the Committee. The Stock Option Committee did not meet during the year ended December 31, 2000.

     RYS does not have a nominating committee and has established no procedures whereby nominees for director may be recommended by stockholders.

COMPENSATION OF DIRECTORS

     It is RYS' policy to pay directors who are not employees of RYS a fee of $1,000 for each meeting of the Board of Directors attended during the year. In addition, RYS pays Mr. Haythe a fee of $5,000 per month and Mr. Evans a fee of $5,000 per quarter to advise the Company on various business matters throughout the year.

     For the year ended December 31, 2000, RYS paid Messrs. Ramsay, Evans, Haythe and Beam $4,000 each and Messrs. Siddle and Shulman $3,000 each, for services rendered in connection with RYS' Board of Directors' Meetings. In addition, for the year ended December 31, 2000, RYS paid Mr. Evans $20,000 and Mr. Haythe $60,000 for advisory services. Mr. Lamela was not paid for his attendance at Board of Directors' Meetings during the year ended December 31, 2000.


     On May 31, 2000, the Company issued Mr. Haythe stock options to purchase 50,000 shares of the Company's Common Stock. These options have an exercise price of $1.56 per share.

EXECUTIVE COMPENSATION


                      EXECUTIVE OFFICERS OF THE REGISTRANT



     Certain information with respect to the executive officers of the Company is set forth below:



                                                 POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATION
NAME OF EXECUTIVE OFFICER                   AGE  DURING THE PAST FIVE YEARS
-------------------------                   ---  --------------------------------------------------
Luis E. Lamela............................  51   President and Chief Executive Officer of the Company
                                                 since January 1999; Chief Executive Officer of the
                                                 Company since January 1998; Vice Chairman of the
                                                 Board of the Company since January 1996; Chief
                                                 Executive Officer of CAC Medical Centers, a division
                                                 of United HealthCare of Florida, since May 1994.

Bert G. Cibran............................  47   Chief Operating Officer of the Company since
                                                 December 1998; President and Chief Operating Officer
                                                 of the Company since August 1996; President, Summa
                                                 Healthcare Group, Inc. from February 1996 through
                                                 August 1996; President and Chief Operating Officer
                                                 for the Florida operations of Physician Corporation
                                                 of America from February 1994 to February 1996.

Marcio C. Cabrera.........................  37   Executive Vice President and Chief Financial Officer
                                                 of the Company since July 1998; Vice President of
                                                 Finance for CAC Medical Centers, a division of
                                                 United HealthCare of Florida, Inc. from June 1997 to
                                                 May 1998; Vice President of Finance for United
                                                 HealthCare of Florida, Inc. from May 1994 to May
                                                 1997.

Jorge Rico................................  36   Vice President of the Company since February 1997;
                                                 Vice President of Administration and Information
                                                 Technology for United HealthCare of Florida, Inc.
                                                 from 1994 to January 1997.

Isabel M. Diaz............................  36   Vice President of the Company since October 1997;
                                                 Executive Vice President of Corporate Relations for
                                                 United HealthCare of Florida, Inc. and the CAC
                                                 Medical Centers, Inc., a division of United
                                                 HealthCare of Florida, Inc. from May 1994 to
                                                 September 1997.

     The following table and footnotes set forth certain information concerning the compensation paid or awarded by the Company to the President and Chief Executive Officer and the four other most highly compensated executive officers of RYS who were serving as executive officers at December 31, 2000.


                           SUMMARY COMPENSATION TABLE


                                                                                            LONG-TERM
                                                                                           COMPENSATION
                                                                                              AWARDS
                                                                                         ----------------
                                                    ANNUAL COMPENSATION                     SECURITIES
                                       ----------------------------------------------       UNDERLYING
NAME AND                     FISCAL                                   OTHER ANNUAL            STOCK             ALL OTHER
PRINCIPAL POSITION            YEAR     SALARY($)    BONUS($)(2)    COMPENSATION($)(3)       OPTIONS(#)       COMPENSATION($)
------------------           ------    ---------    -----------    ------------------       ----------       ---------------
Luis E. Lamela(1)........     2000      418,917       140,000            18,765                   --                  --
Vice Chairman of the          1999      360,064            --            19,099              400,000                  --
  Board, President and       *1998      200,772       400,000            10,712                   --                  --
  Chief Executive Officer     1998      235,045            --            16,118               35,000(4)               --

Bert G. Cibran...........     2000      317,303       105,000            21,120                   --                  --
Chief Operating Officer       1999      270,048            --            21,120              200,000                  --
                             *1998      161,136       200,000            10,560                   --                  --
                              1998      301,152       200,000            21,120                   --                  --

Marcio C. Cabrera........     2000      175,230        61,250                --                   --                  --
Executive Vice President,     1999      175,028        87,500                --               50,000                  --
  Chief Financial Officer    *1998       87,842            --                --               10,000                  --
  and Secretary               1998           --            --                --                   --                  --

Jorge L. Rico............     2000      145,181        50,750                --                   --                  --
Vice President and            1999      145,024        75,000                --               50,000                  --
  Assistant Secretary        *1998       72,788            --                --                8,333                  --
                              1998           --            --                --                   --                  --

Isabel M. Diaz...........     2000      120,140        42,000             9,000                   --                  --
Vice President                1999      120,019        75,000             9,000               75,000                  --
                             *1998       64,728            --             4,500                   --                  --
                              1998           --            --                --                   --                  --


---------------

 *  Reflects information for the six months ended December 31, 1998.

(1) In January 1998, Mr. Lamela became Chief Executive Officer of RYS; and in January 1999, Mr. Lamela became President of RYS. See "Employment and Other Agreements" below.

(2) Bonuses are reflected in the period in which they are paid.
(3) Represents automobile allowance.
(4) Represents options awarded to Mr. Lamela during the year ended June 30, 1998 in connection with his employment agreement. This amount does not include 131,666 options and warrants issued to Mr. Lamela prior to his employment with RYS and 150,015 warrants issued to Mr. Lamela in connection with RYS' purchase of Summa Healthcare Group, Inc. See "Other Arrangements."

         STOCK OPTION GRANTS DURING FISCAL YEAR ENDED DECEMBER 31, 2000


     Other than the options to purchase 50,000 shares of the Company's Common Stok, which were issued to Mr. Haythe on May 31, 2000, there were no stock options granted during the fiscal year ended December 31, 2000.



     On September 29, 2000, the Company and certain employees agreed to cancel stock options which were granted by the Company to the employees under various stock option plans. The total number of options cancelled on September 29, 2000 was 1,602,214.

     The following table and footnotes summarize stock options exercised during the fiscal year ended December 31, 2000 and the number and value of options held by the executive officers named in the Summary Compensation Table at December 31, 2000.


                       STOCK OPTION AND WARRANT EXERCISES
                     IN FISCAL YEAR ENDED DECEMBER 31, 2000
                  AND STOCK OPTION VALUES AT DECEMBER 31, 2000

                                                                                          VALUE OF UNEXERCISED
                                                                                          IN-THE-MONEY OPTIONS
                                                            NUMBER OF UNEXERCISED             AND WARRANTS
                                    SHARES                 OPTIONS AND WARRANTS AT           AT DECEMBER 31,
                                   ACQUIRED                 DECEMBER 31, 2000(#)               2000($)(1)
                                      ON       VALUE     ---------------------------   ---------------------------
NAME                               EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                               --------   --------   -----------   -------------   -----------   -------------
Luis E. Lamela (2)...............    --         --         152,237          --             --             --
Bert G. Cibran (3)...............    --         --           5,833          --             --             --
Isabel M. Diaz (4)...............    --         --          16,930          --             --             --

---------------


(1) In-the-money options and warrants are those where the fair market value of the underlying Common Stock exceeds the exercise price of the option and warrant. The value of in-the-money options and warrants is determined in accordance with regulations of the SEC by subtracting the aggregate exercise price of the options and warrants from the aggregate year-end value of the underlying Common Stock.

(2) Includes 150,015 warrants issued to Mr. Lamela in connection with RYS' purchase of Summa Healthcare Group, Inc. See "Employment and Other Agreements" and "Other Arrangements" below.
(3) Includes warrants to purchase shares of Common Stock issued in connection with the Merger (as defined in "Certain Relationships and Related Transactions" below).
(4) Includes 16,652 warrants to purchase shares of Common Stock issued in connection with RYS' purchase of Summa Healthcare Group, Inc. and 278 warrants to purchase shares of Common Stock issued in connection with the Merger (as defined in "Certain Relationships and Related Transactions" below).

EMPLOYMENT AND OTHER AGREEMENTS

     In October 1997, RYS entered into an employment agreement with Luis E. Lamela to serve as RYS' Vice Chairman of the Board and Chief Executive Officer, providing for the payment of an initial annual base salary of $400,000, subject to increases determined by the Board of Directors and minimum annual increases based on the Consumer Price Index. Mr. Lamela's current annual salary is $416,134. In addition, Mr. Lamela is entitled to an annual bonus in an amount equal to the greater of (i) $400,000 or (ii) five percent of any increase in operating income for the applicable fiscal year over operating income for the 1997 fiscal year. The agreement was for an initial term of two years with annual renewals thereafter. Pursuant to the employment agreement, RYS agreed to provide Mr. Lamela an automobile allowance and options to purchase 35,000 shares of Common Stock. Mr. Lamela's employment with RYS may be terminated by either RYS or Mr. Lamela; however, in the event RYS terminates Mr. Lamela's employment without due cause, RYS must continue to pay Mr. Lamela his base salary in effect at the time of such termination for 24 months after the date of such termination plus any bonus payable. The agreement also provides for a lump sum cash payment to Mr. Lamela of his bonus and 36 months' base salary upon termination of his employment for any reason following certain change of control events involving RYS. Mr. Lamela's employment agreement was subsequently amended to provide that, for fiscal years after December 31, 1998, Mr. Lamela's annual bonus shall be determined at the sole discretion of the Board of Directors of the Company.

     In August 1996, RYS entered into an employment agreement with Bert G. Cibran, Chief Operating Officer of RYS, providing for the payment of an initial annual base salary of $300,000, subject to annual increases determined by the Board of Directors and minimum annual increases based on the Consumer Price Index. Mr. Cibran's current annual salary is $338,387. In addition, Mr. Cibran is entitled to an annual bonus in an amount equal to two percent of any increase in operating income over the preceding fiscal year. The agreement was for an initial term of three years with annual renewals thereafter. Pursuant to the employment agreement, RYS agreed to provide Mr. Cibran an automobile allowance and options to purchase 41,666 shares of Common Stock. In addition, Mr. Cibran's employment may be terminated by either RYS or Mr. Cibran; however, in the event RYS terminates Mr. Cibran's employment without due cause, RYS must continue to pay Mr. Cibran his base salary in effect at the time of such termination for 24 months after the date of such termination plus any bonus payable. The agreement also provides for a lump sum cash payment to Mr. Cibran of his bonus and 24 months' base salary upon termination of his employment for any reason following certain change of control events involving RYS. Mr. Cibran's employment agreement was subsequently amended to provide that, for fiscal years after December 31, 1998, Mr. Cibran's annual bonus shall be determined at the sole discretion of the Board of Directors of the Company.

     In June 1998, RYS entered into an employment agreement with Marcio C. Cabrera to serve as RYS' Executive Vice President of Finance, providing for the payment of an initial annual base salary of $175,000. In accordance with the terms of his employment agreement, bonuses and increases to Mr. Cabrera's base salary will be determined based on the Company's existing compensation guidelines. The agreement is for an initial term of two years with annual renewals thereafter. Mr. Cabrera's employment with RYS may be terminated by either RYS or Mr. Cabrera; however, in the event RYS terminates Mr. Cabrera's employment without cause, RYS must continue to pay Mr. Cabrera his base salary in effect at the time of such termination for six months after the date of such termination.

     In February 1997, RYS entered into an employment agreement with Jorge L. Rico to serve as RYS' Vice President of Management Services, providing for the payment of an initial annual base salary of $120,000. On July 1, 1998, Mr. Rico was promoted to Vice President of Operations and his annual salary was increased to $145,000. In accordance with the terms of his employment agreement, bonuses and increases to Mr. Rico's salary will be determined based on the Company's existing compensation guidelines. The agreement was for an initial term of two years with annual renewals thereafter. In addition, Mr. Rico's employment by RYS may be terminated by either RYS or Mr. Rico; however, in the event RYS terminates Mr. Rico's employment without cause, RYS must continue to pay Mr. Rico his base salary in effect at the time of such termination for six months after the date of such termination.

     In October 1997, RYS entered into an employment agreement with Isabel M. Diaz to serve as RYS' Vice President of Corporate Relations, providing for the payment of an initial annual base salary of $120,000. In accordance with the terms of her employment agreement, bonuses and increases to Ms. Diaz's base salary will be determined based on the Company's existing compensation guidelines. The agreement was for an initial term of two years with annual renewals thereafter. Pursuant to the employment agreement, RYS agreed to provide Ms. Diaz an automobile allowance in the amount of $750 per month. Ms. Diaz's employment with RYS may be terminated by either RYS or Ms. Diaz; however, in the event RYS terminates Ms. Diaz's employment without cause, RYS must continue to pay Ms. Diaz her base salary in effect at the time of such termination for six months after the date of such termination.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires RYS' directors and executive officers, and persons who own more than ten percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Executive officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish RYS with copies of all Section 16(a) reports they file.

     To RYS' knowledge, based solely on a review of the copies of such reports furnished to RYS and representations that no other reports were required, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent stockholders were complied with.

RELATIONSHIP WITH RAMSAY AFFILIATES


     The Ramsay Affiliates are corporations controlled by RYS' Chairman of the Board, Paul J. Ramsay. At April 9, 2001, Paul J. Ramsay, Ramsay Holdings, Holdings Pty. and Hospitals Pty. owned of record, and had a voting interest in, approximately 59% of the issued and outstanding shares of RYS Common Stock.

OTHER AGREEMENTS


     Thomas M. Haythe, a director of RYS, was a partner of the New York City law firm of Haythe & Curley (renamed Torys), which firm rendered legal services to RYS during the fiscal year ended December 31, 1999. In December 1999, RYS entered into an agreement with Mr. Haythe to serve as a senior advisor to RYS in connection with legal issues, acquisitions, financings and other transactions involving the Company. During the year ended December 31, 2000, RYS paid Mr. Haythe $68,783 (including expense reimbursements) in connection with these advisory services.



     RYS has an agreement with Excel Vocational Alternatives, Inc. ("Excel") for the provision by Excel of consulting and advisory services in connection with the creation of a Job Corps division for the Company. Isabel Diaz, an executive officer of RYS, is President and has a 50% ownership interest in Excel. During the year ended December 31, 2000, RYS paid Excel $192,500 in connection with these advisory services.


CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective May 21, 1999, the Board of Directors of RYS, upon the recommendation and with the approval of the Company's Audit Committee, appointed Deloitte & Touche LLP ("Deloitte & Touche") as the Company's independent accountants in replacement of Ernst & Young LLP ("Ernst & Young"), which previously served as the Company's auditor.

     Ernst & Young's reports on the Company's financial statements for the Company's two most recent fiscal years ending June 30, 1998 and the transition period from July 1, 1998 to December 31, 1998 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's two most recent fiscal years ending June 30, 1998, the transition period consisting of the six months ended December 31, 1998 and through May 21, 1999, the Company had no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

     During the Company's two most recent fiscal years ending June 30, 1998, the transition period consisting of the six months ended December 31, 1998 and through May 21, 1999, there have been no reportable events with Ernst & Young required to be disclosed by Item 304(a) (1) (v) of Regulation S-K of the SEC.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Board of Directors are Aaron Beam, Jr., Peter J. Evans and Thomas M. Haythe. During the year ended December 31, 1999, Mr. Haythe was a partner of the New York City law firm of Haythe & Curley (renamed Torys), which firm rendered legal services to RYS. In December 1999, RYS entered into an agreement with Mr. Haythe to serve as a senior advisor to RYS in connection with legal issues, acquisitions, financings and other transactions involving the Company. See "Certain Relationships and Related Transactions" above.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors determines the compensation arrangements for executive officers of RYS. RYS' executive compensation program is designed to attract, motivate, reward and retain individuals with the executive and management skills needed to achieve RYS' business objectives. The compensation program accomplishes this goal by providing RYS' executives with incentives which reward achievement of both short-term and long-term objectives that contribute to the growth and profitability of RYS, and which link executive pay with the interests of RYS' stockholders.

     RYS' executive compensation program consists of base salary, bonuses and stock options. RYS' salary levels are determined by comparisons with companies of similar size and complexity. Salary increases are determined in light of the financial performance of RYS, the individual performance of the executive and any increased responsibilities assumed by the executive. The salaries for RYS' President and Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Vice Presidents, were determined pursuant to the terms of their employment agreements with RYS, which in turn were based on the foregoing considerations.

     Effective January 1, 1999, annual bonuses payable pursuant to the employment agreements for RYS' President and Chief Executive Officer and its Chief Operating Officer are determined on the sole discretion of the Company's Board of Directors based on the achievement of strategic objectives, the financial performance of RYS, the individual performance of the executive and any increased responsibilities assumed by the executive.

     RYS may award bonuses to other executives based on the level of financial performance achieved by RYS and the individual accomplishments of the executive, as evaluated by the President and Chief Executive Officer or the Chief Operating Officer of RYS. Annual bonuses are paid to the chief executive officers of each of RYS' facilities, based on (a) the financial performance of his/her facility compared to budgeted and prior year performance, (b) the overall results of RYS and (c) the attainment of certain quality of care levels.

     RYS periodically grants stock options to its executive officers and other key employees. Stock option grants are intended to provide RYS' executives and other key employees with a significant incentive to work to maximize stockholder value. The Compensation Committee believes that by providing RYS' executives and key employees who have substantial responsibility for the management and growth of RYS with an opportunity to profit from increases in the value of the Common Stock, the interests of RYS' stockholders and executives will be most closely aligned.

                                          THE COMPENSATION AND CONFLICT OF
                                          INTEREST COMMITTEE OF THE BOARD
                                          OF DIRECTORS

                                               Aaron Beam, Jr.
                                               Peter J. Evans
                                               Thomas M. Haythe

AUDIT COMMITTEE REPORT


     The Audit Committee of the Board of Directors (the "Committee") is comprised of the three directors named below. Each member of the Committee is an independent director as defined by NASDAQ rules. The Committee has adopted a written charter which has been approved by the Board of Directors, and which is set forth in Appendix A of this Proxy Statement. The Committee has reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements. Deloitte & Touche LLP, the Company's independent auditors for 2000, are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles. The Committee has discussed with Deloitte & Touche LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). Deloitte & Touche LLP have provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with Deloitte & Touche LLP that firm's independence. The Committee also considered whether Deloitte & Touche LLP's provision for other audit related services to the Company and its affiliates is compatible with Deloitte & Touche LLP's independence.


     Based on the considerations referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2000 and that Deloitte & Touche LLP be appointed independent auditors for the Company for 2001. The foregoing report is provided by the following independent directors, who constitute the Audit
Committee:

                                          THE AUDIT COMMITTEE

                                          Aaron Beam, Jr.
                                          Peter J. Evans
                                          Steven J. Shulman

Performance Graph

     The following performance graph compares the cumulative total return on the Common Stock to the NASDAQ Stock Market-U.S. Index and a peer group. The peer group companies consist of Children's Comprehensive Services, Inc., Correctional Services Corporation and Res-Care, Inc. RYS believes that these peer companies, which are engaged in the behavioral health and youth services industry, are most comparable to RYS' historical business, within the parameters set by the SEC. The graph assumes that $100 was invested in Common Stock, the NASDAQ Stock Market U.S. Index and the peer group on December 31, 1995 and that all dividends were reinvested.


                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

                       AMONG RAMSAY YOUTH SERVICES, INC.,
             THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP

                                                                                                           NASDAQ STOCK MARKET
                                              RAMSAY YOUTH SERVICES, INC.          PEER GROUP                    (U.S.)
                                              ---------------------------          ----------              -------------------
12/95                                                   100.00                       100.00                      100.00
12/96                                                    90.38                       164.72                      123.04
12/97                                                    92.31                       217.26                      150.69
12/98                                                    50.00                       246.99                      212.51
12/99                                                    15.07                       117.19                      394.94
12/00                                                    10.57                        45.01                      237.68

---------------


*$100 invested on 12/31/95 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


     Listed in the following table is certain information as of April 9, 2001 with respect to (i) the stockholders of the Company (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) who, to the knowledge of the Board of Directors, owned beneficially more than five percent (5%) of the Common Stock of the Company, (ii) each director of the Company, (iii) each executive officer of the Company listed on the Summary Compensation Table included herein who owned beneficially any shares of Common Stock of the Company and (iv) all directors and executive officers of the Company as a group. This information has been provided to the Company by the persons named below.



                                                                                       PERCENTAGE
NAME AND ADDRESS                               TITLE           NUMBER OF                   OF
BENEFICIAL OWNER                              OF CLASS      SHARES OWNED(1)             CLASS(1)
----------------                              --------      ---------------            ----------
Paul J. Ramsay..............................   Common          5,525,186(2)              59.62%
     Paul Ramsay Group
     154 Pacific Highway
     St. Leonards, NSW
     Australia

Paul Ramsay Hospitals Pty. Limited..........   Common          5,519,270(3)              59.55%
     c/o Torys
     237 Park Avenue
     New York, New York 10017

Paul Ramsay Holdings Pty. Limited...........   Common          4,721,024(3)              51.20%
     c/o Torys
     237 Park Avenue
     New York, New York 10017

Ramsay Holdings HSA Limited.................   Common            906,352(3)               9.92%
     c/o Torys
     237 Park Avenue
     New York, New York 10017

Heartland Advisors, Inc.....................   Common            800,400(4)               8.76%
     790 North Milwaukee Street
     Milwaukee, Wisconsin 53202

Luis E. Lamela..............................   Common            152,237(5)               6.88%
     One Alhambra Plaza, Suite 750
     Coral Gables, Florida 33134

Bert G. Cibran..............................   Common              5,833(6)                  *
     One Alhambra Plaza, Suite 750
     Coral Gables, Florida 33134

Aaron Beam, Jr..............................   Common              9,724                     *

Isabel M. Diaz..............................   Common             26,982(7)                  *

Peter J. Evans..............................   Common              5,916                     *

Thomas M. Haythe............................   Common             38,782(8)                  *

Steven J. Shulman...........................   Common              5,916                     *

                                                                                       PERCENTAGE
NAME AND ADDRESS                               TITLE           NUMBER OF                   OF
BENEFICIAL OWNER                              OF CLASS      SHARES OWNED(1)             CLASS(1)
----------------                              --------      ---------------            ----------
Michael S. Siddle...........................   Common              5,916                     *

All directors and executive officers as a
  group (11 persons)........................   Common          6,348,335(2)(5)(6)        67.10%
                                                                        (7)(8)


---------------

   * Indicates ownership percentage of less than one percent (1%).
 (1) Includes all shares that each named person is entitled to receive within 60 days, through the exercise of any option, warrant, conversion right, or similar arrangement. Such shares are deemed to be owned and outstanding by such person individually for purposes of calculating the number of shares owned and the percentage of class for each such named person, but are not deemed outstanding for purposes of such calculations for any other named person.
 (2) Mr. Ramsay's beneficial ownership of Common Stock consists of (i) 5,916 shares of Common Stock owned directly by Mr. Ramsay, (ii) 906,352 shares of Common Stock beneficially owned by Ramsay Holdings, (iii) 4,721,024 shares of Common Stock beneficially owned by Holdings Pty., which includes all shares beneficially owned by Ramsay Holdings, and (iv) 5,519,270 shares of Common Stock beneficially owned by Hospitals Pty., which includes all shares beneficially owned by Ramsay Holdings and Holdings Pty. The shares beneficially owned by Ramsay Holdings consist of 906,352 shares of Common Stock owned of record by Ramsay Holdings. The shares beneficially owned by Holdings Pty. consist of 3,731,339 shares of Common Stock owned of record by Holdings Pty., 83,333 shares of Common Stock issuable upon the exercise of exercisable warrants to purchase shares of Common Stock held by Holdings, Pty. and the 906,352 shares of Common Stock beneficially owned by Ramsay Holdings. The shares beneficially owned by Hospitals Pty. consist of 751,024 shares of Common Stock owned of record by Hospitals Pty., 47,222 shares of Common Stock issuable upon the exercise of exercisable warrants to purchase shares of Common Stock held by Hospitals Pty. and the 4,721,024 shares of Common Stock beneficially owned by Holdings Pty.
 (3) These shares are included in the beneficial ownership of Paul J. Ramsay and are included in footnote (2) above.
 (4) Information as to the holdings of Heartland Advisors, Inc. ("HAI") is based upon a report on Schedule 13G filed with the Securities and Exchange Commission. Such report indicates that HAI owned no shares with sole voting power and 800,400 shares with sole dispositive power. Such report indicates that HAI is an investment adviser registered under the Investment Advisers Act of 1940.
 (5) Includes 152,237 shares of Common Stock issuable upon the exercise of exercisable warrants to purchase shares of Common Stock held by Mr. Lamela.

 (6) Includes 5,833 shares of Common Stock issuable upon the exercise of currently exercisable warrants to purchase shares of Common Stock held by Mr. Cibran.


 (7) Includes 16,930 shares of Common Stock issuable upon the exercise of exercisable warrants to purchase shares of Common Stock held by Ms. Diaz.


 (8) Includes 1,666 shares of Common Stock held in a Keogh Plan for the benefit of Mr. Haythe and 16,666 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase shares of Common Stock held by Mr. Haythe.



                 2. APPROVAL OF THE RAMSAY YOUTH SERVICES, INC.


                             1999 STOCK OPTION PLAN



     The Board of Directors is submitting to the stockholders of the Company for approval at the meeting, the Ramsay Youth Services, Inc. 1999 Stock Option Plan, as amended (the "1999 Plan").



     The following discussion of the material features of the 1999 Plan is qualified by reference to the text of the 1999 Plan set forth in Appendix B hereto.

     The Board of Directors believes that the Company's stock option program has been of material benefit to the Company and that it has enabled the Company to attract and retain key employees and directors of the Company and its subsidiaries by encouraging their ownership of Common Stock. Presently there are only a limited number of options available for grants under the Company's existing stock option plans. The 1999 Plan, and the 2001 Stock Option Plan discussed in Proposal 3 below, will enable the Company to continue its stock option program. The Board of Directors also believes that the best interests of the Company and its stockholders require that the Company continue to be in a position to offer options to present and prospective key employees and directors, as well as other individuals providing services to the Company and its subsidiaries.



     Under the 1999 Plan, options to purchase up to an aggregate of 250,000 shares of Common Stock may be granted to key employees of the Company and its subsidiaries, and to officers, directors, consultants and other individuals providing services to the Company.



     The 1999 Plan will be administered by the Stock Option Committee (the "Committee") of the Board of Directors which determines the persons who are to receive options and the number of shares to be subject to each option. In selecting individuals for options and determining the terms thereof, the Committee may take into consideration any factors it deems relevant including present and potential contributions to the success of the Company. Options granted under the 1999 Plan must be exercised within a period fixed by the Committee, which may not exceed ten years from the date of the grant of the option. Options may be made exercisable in whole or in installments, as determined by the Committee. The 1999 Plan may also be administered by the Executive Operating Committee of the Board of Directors, which will have the same powers as the Committee with respect to the 1999 Plan.



     Unless otherwise provided by the Committee, options may not be transferred other than by will or the laws of descent and distribution and during the lifetime of an optionee may be exercised only by the optionee. The exercise price may not be less than the market value of the Common Stock on the date of grant of the option. All options which are granted under the 1999 Plan are intended to be "nonstatutory stock options". The exercise price may be paid in cash, shares of Common Stock owned by the optionee, or in a combination of cash and shares.



     The 1999 Plan provides that, in the event of changes in the corporate structure of the Company or certain events affecting the Common Stock, the Committee, or the Board of Directors in the case of options granted to directors, may, in its discretion, make adjustments with respect to the number of shares which may be issued under the 1999 Plan or which are covered by outstanding options, in the exercise price per share, or both. The 1999 Plan provides that, in connection with any merger or consolidation involving the Company which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the outstanding voting securities of the surviving corporation(determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding options under the 1999 Plan will become exercisable in full on and after (i) 15 days prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be.



     For Federal income tax purposes, an optionee will not recognize any income upon the grant of a nonstatutory stock option. Upon the exercise of a nonstatutory option, the optionee will realize ordinary income equal to the excess (if any) of the fair market value of the shares purchased upon such exercise over the exercise price. The Company will be entitled to a deduction from income in the same amount and at the same time as the optionee realizes such income. Upon the sale of shares purchased upon such exercise, the optionee will realize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the shares at the time of exercise of the option.



     Under the 1999 Plan, the Company has granted options to purchase 220,000 shares of Common Stock to Paul J. Ramsay at an exercise price of $.85 per share (the market price on the date of grant). These options vest over a period of three years. On April 30, 2001, the closing price on the NASDAQ Stock Market of the Common Stock was $1.30.



     The Board of Directors recommends that the Company's stockholders vote FOR approval of the 1999 Plan. It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such approval unless otherwise instructed in such Proxy.



                 3. APPROVAL OF THE RAMSAY YOUTH SERVICES, INC.


                             2001 STOCK OPTION PLAN



     The Board of Directors is also submitting to the stockholders of the company for approval at the meeting, the Ramsay Youth Services, Inc. 2001 Stock Option Plan (the "2001 Plan").



     The following discussion of the material features of the 2001 Plan is qualified by reference to the text of the 2001 Plan set forth in Appendix C hereto.



     As noted in Proposal 2 above, the Board of Directors believes that the Company's stock option program has been of material benefit to the Company and that it has enabled the Company to attract and retain key employees and directors of the Company and its subsidiaries by encouraging their ownership of Common Stock. Also as noted above, presently there are only a limited number of options available for grants under the Company's existing stock option plans. The 1999 Plan and the 2001 Plan will enable the Company to continue its stock option program.



     Under the 2001 Plan, options to purchase up to an aggregate of 1,500,000 shares of Common Stock may be granted to key employees of the Company and its subsidiaries, and to officers, directors, consultants and other individuals providing services to the Company.



     The 2001 Plan will be administered by the Stock Option Committee (the "Committee") of the Board of Directors which determines the persons who are to receive options and the number of shares to be subject to each option. In selecting individuals for options and determining the terms thereof, the Committee may take into consideration any factors it deems relevant including present and potential contributions to the success of the Company. Options granted under the 2001 Plan must be exercised within a period fixed by the Committee, which may not exceed ten years from the date of the grant of the option or, in the case of incentive stock options granted to any holder on the date of grant of more than ten percent of the total combined voting power of all classes of stock of the Company, five years from the date of grant of the option. Options may be made exercisable in whole or in installments, as determined by the Committee. The 2001 Plan may also be administered by the Executive Operating Committee of the Board of Directors, which will have the same powers as the Committee with respect to the 2001 Plan.



     Unless otherwise provided by the Committee, options may not be transferred other than by will or the laws of descent and distribution and during the lifetime of an optionee may be exercised only by the optionee. The exercise price may not be less than the market value of the Common Stock on the date of grant of the option. In the case of incentive stock options granted to any holder on the date of grant of more than ten percent of the total combined voting power of all classes of stock of the Company and its subsidiaries, the exercise price may not be less than 100% of the market value per share of the Common Stock on the date of grant. Unless designated as "incentive stock options" intended to qualify under Section 422 of the Code, options which are granted under the 2001 Plan are intended to be "nonstatutory stock options". The exercise price may be paid in cash, shares of Common Stock owned by the optionee, or in a combination of cash and shares.



     The 2001 Plan provides that, in the event of changes in the corporate structure of the Company or certain events affecting the Common Stock, the Committee, or the Board of Directors in the case of options granted to directors, may, in its discretion, make adjustments with respect to the number of shares which may be issued under the 2001 Plan or which are covered by outstanding options, in the exercise price per share, or both. The 2001 Plan provides that, in connection with any merger or consolidation involving the Company which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding options under the 2001 Plan will become exercisable in full on and after (i) 15 days prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be.



     For Federal income tax purposes, an optionee will not recognize any income upon the grant of a nonstatutory or incentive stock option. Upon the exercise of a nonstatutory option, the optionee will realize ordinary income equal to the excess (if any) of the fair market value of the shares purchased upon such exercise over the exercise price. The Company will be entitled to a deduction from income in the same amount and at the same time as the optionee realizes such income. Upon the sale of shares purchased upon such exercise, the optionee will realize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the shares at the time of exercise of the option.



     In contrast, an optionee will not be taxed upon exercise of an incentive stock option, and the Company will not be entitled to a deduction from income in respect thereof. If the optionee retains the shares transferred to him upon exercise of an incentive stock option for more than one year after the date of issuance of the stock and two years after the date of grant of the option, any gain or loss realized on a subsequent sale of the shares by the optionee will be treated as long-term capital gain or loss. If, on the other hand, the optionee sells the shares within one year after the date of transfer or two years after the date of grant of the options, the optionee will realize ordinary income, and the Company will be entitled to a deduction from income, to the extent of the excess of the value of the shares on the date of exercise or the amount realized on the sale (whichever is less) over the exercise price. Any excess of the sale price over the value of the shares on the date of exercise will be treated as capital gain. The spread between the fair market value of the shares on the date of exercise and the exercise price constitutes an item of tax preference for purposes of the alternative minimum tax which, under certain circumstances, could cause tax liability as a result of the exercise.



     Under the 2001 Plan, the Company has granted the following options to purchase shares of its Common Stock: options to purchase 205,964 shares to Luis
E. Lamela, President, Chief Executive Officer and a director of the Company; options to purchase 153,498 shares to Bert G. Cibran, Chief Operating Officer; options to purchase 200,000 shares to Marcio C. Cabrera, Executive Vice President; options to purchase 150,000 shares to Isabel M. Diaz, Vice President; options to purchase 150,000 shares to Jorge L. Rico, Vice President; and options to purchase 140,538 shares to other employees of the Company. These options were granted at an exercise price of $0.85 per share (the market price on the date of grant) and vest over a period of three years. On April 30, 2001, the closing price on the NASDAQ Stock Market of the Common Stock was $1.30 per share.



     The Board of Directors recommends that the Company's stockholders vote FOR approval of the 2001 Plan. It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such approval unless otherwise instructed in such Proxy.



                         4. RATIFICATION OF APPOINTMENT

                            OF INDEPENDENT AUDITORS


     Subject to ratification by the shareholders, the Board of Directors has reappointed Deloitte & Touche LLP as independent auditors to audit the financial statements of the Company for the current fiscal year.



     Representatives of the firm of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.


     The Audit Committee and the Board of Directors recommend the shareholders vote "FOR" such ratification.

Audit Fees



     The aggregate fees billed by Deloitte & Touche LLP for the audit of the Company's annual financial statements for the year ended December 31, 2000 and for its reviews of the financial statements included in the Company's Form 10-Q for the fiscal year ended December 31, 2000, were approximately $132,000.



Financial Information Systems Design and Implementation Fees



     The Company was not billed by Deloitte & Touche LLP for financial information systems design and implementation for the fiscal year ended December 31, 2000.



Other Fees



     The aggregate of all other fees billed to the Company by Deloitte & Touche LLP were approximately $98,000 for the fiscal year ended December 31, 2000.



     The audit committee has considered and determined that the fees paid to Deloitte & Touche LLP for other audit-related services is compatible with Deloitte & Touche LLP's independence.



                                5. OTHER MATTERS


     The Board of Directors does not know of any other matters that may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS


     Stockholder proposals intended to be presented at the next Annual Meeting of Stockholders of RYS must be received by RYS at its principal executive offices by December 31, 2001 in order to be considered for inclusion in RYS' proxy statement relating to such meeting. In the event that a stockholder fails to notify RYS by March 23, 2002 of an intent to be present at RYS' 2002 Annual Meeting of Stockholders in order to present a proposal for a vote, RYS will have the right to exercise its discretionary authority to vote against the proposal, if presented, without including any information about the proposal in its proxy materials.



April 30, 2001

                                                                      APPENDIX A

               AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

I.  PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: (i) the financial reports and other financial information provided by the Corporation to any governmental body or the public; (ii) the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and (iii) the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     - Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing process.

     - Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A director will not be considered "independent" if, among other things, he or she has:

     - been employed by the Corporation or its affiliates in the current or past three years;

     - accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

     - an immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;

     - been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

     - been employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

     All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

     The Committee shall meet as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporations financials consistent with IV.4. below).

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW

 1. Review and update this Charter periodically, at least annually, as conditions dictate.

 2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

 3. Review the regular internal reports to management.

 4. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

INDEPENDENT ACCOUNTANTS

 5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

 6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

 7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

FINANCIAL REPORTING PROCESSES

 8. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

 9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

PROCESS IMPROVEMENT

11. Establish regular and separate systems of reporting to the Audit Committee by management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

14. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Committee.)

ETHICAL AND LEGAL COMPLIANCE

15. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

16. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

17. Review activities, organizational structure, and qualifications of the internal audit department.

18. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

19. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

20. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                      APPENDIX B



                          RAMSAY YOUTH SERVICES, INC.


                             1999 STOCK OPTION PLAN



     1. Purposes of Plan. The purposes of this Plan, which shall be known as the Ramsay Youth Services, Inc. 1999 Stock Option Plan and is hereinafter referred to as the "Plan", are (i) to provide incentives for key employees, directors, consultants and other individuals providing services to Ramsay Youth Services, Inc. (the "Company") and its subsidiary or parent corporations (within the respective meanings of Sections 424(f) and 424(e) of the Internal Revenue Code of 1986, as amended (the "Code"), and referred to herein as "Subsidiary" and "Parent", respectively) by encouraging their ownership of the common stock, $.01 par value, of the Company (the "Stock") and (ii) to aid the Company in retaining such key employees, directors, consultants and other individuals upon whose efforts the Company's success and future growth depends, and attracting other such employees, directors, consultants and other individuals.



     2. Administration. The Plan shall be administered by a committee (the "Committee") of the Board of Directors, as hereinafter provided. For purposes of administration, the Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules and regulations, to make such determinations and interpretations, and to take such other administrative actions as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including Optionees and their legal representatives and beneficiaries.



     The Committee shall be appointed from time to time by the Board of Directors and shall consist of not fewer than two if its members. Unless otherwise determined by the Board of Directors, no member of the Board of Directors who serves on the Committee shall be eligible to participate in the Plan. The Board of Directors shall designate one of the members of the Committee as its Chairman. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee). No member of the Committee shall be liable for any act or omission with respect to his service on the Committee, if he acts in good faith and in a manner he reasonably believes to be in or not opposed to the best interests of the Company.



     3. Stock Available for Options. There shall be available for options under the Plan a total of 250,000 shares of Stock, subject to any adjustments which may be made pursuant to Section 5(f) hereof. Shares of Stock used for purposes of the Plan may be either authorized and unissued shares, or previously issued shares held in the treasury of the Company, or both. Shares of Stock covered by options which have terminated or expired prior to exercise shall be available for further options hereunder.



     4. Eligibility. Options under the Plan may be granted to key employees of the Company or any Subsidiary or Parent, including officers or directors of the Company or any Subsidiary or Parent, and to directors, consultants and other individuals providing services to the Company or any Subsidiary or Parent. Options may be granted to eligible individuals whether or not they hold or have held options previously granted under the Plan or otherwise granted or assumed by the Company. In selecting individuals for options, the Committee may take into consideration any factors it may deem relevant, including its estimate of the individual's present and potential contributions to the success of the Company and its Subsidiaries. Service as a director, officer or consultant of or to the Company or any Parent or Subsidiary shall be considered employment for purposes of the Plan (and the period of such service shall be considered the period of employment for purposes of Section 5(d) of this Plan).

     5. Terms and Conditions of Options. The Committee shall, in its discretion, prescribe the terms and conditions of the options to be granted hereunder, which terms and conditions need not be the same in each case, subject to the following:



          (a) Option Price. The price at which each share of Stock covered by an option granted under the Plan may be purchased shall be determined by the Committee and shall not be less than the market value per share of Stock on the date of grant of the option. The date of grant of an option shall be the date specified by the Committee in its grant of the option.



          (b) Option Period. The period for exercise of an option shall in no event be more than ten years from the date of grant. Options may, in the discretion of the Committee, be made exercisable in installments during the option period. Any shares not purchased on any applicable installment date may be purchased thereafter at any time before the expiration of the option period.



          (c) Exercise of Options. In order to exercise an option, the Optionee shall deliver to the Company written notice specifying the number of shares of Stock to be purchased, together with cash or a certified or bank cashier's check payable to the order of the Company in the full amount of the purchase price therefor; provided that, for the purpose of assisting an Optionee to exercise an option, the Company may make loans to the Optionee or guarantee loans made by third parties to the Optionee, on such terms and conditions as the Board of Directors may authorize; and provided further that such purchase price may be paid in shares of Stock owned by the Optionee for a period of at least six months prior to the date of exercise having a market value on the date of exercise equal to the aggregate purchase price, or in a combination of cash and Stock. For purposes of this
     Section 5(c), the market value per share of Stock shall be the last sale price regular way on the date of reference, or, in case no sale takes place on such date, the average of the closing high bid and low asked prices regular way, in either case on the principal national securities exchange on which the Stock is listed or admitted to trading, or if the Stock is not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date, or the average of the closing high bid and low asked prices of the Stock in the over-the-counter market reported on NASDAQ on such date, whichever is applicable, or if there are not such prices reported on NASDAQ on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is not bid or asked price reported on any such date, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee. If the Optionee so requests, shares of Stock purchased upon exercise of an option may be issued in the name of the Optionee or another person. An Optionee shall have none of the rights of a stockholder until the shares of Stock are issued to him.



          (d) Effect of Termination of Employment. An option may not be exercised after the Optionee has ceased to be in the employ of the Company or any Subsidiary or Parent, except in the following circumstances:



             (i) If the Optionee's employment is terminated by action of his employer, or by reason of disability or retirement under any retirement plan maintained by the Company or any Subsidiary or Parent, the option may be exercised by the Optionee within three months after such termination, but only as to any shares exercisable on the date the Optionee's employment so terminates;



             (ii) In the event of the death of the Optionee during the three month period after termination of employment covered by (i) above, the person or persons to whom his rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of his death to exercise any options which were exercisable by the Optionee at the time of his death;



             (iii) In the event of the death of the Optionee while employed, the option shall thereupon become exercisable in full, and the person or persons to whom the Optionee's rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of the Optionee's death to exercise such option.

          In no event shall any option be exercisable more than ten years from the date of grant thereof. Nothing in the Plan or in any option granted pursuant to the Plan (in the absence of an express provision to the contrary) shall confer on any individual any right to continue in the employ of the Company or any Subsidiary or Parent or interfere in any way with the right of the Company to terminate his employment at anytime.



          (e) Transferability of Options. During the lifetime of an Optionee, options held by such Optionee shall be exercisable only by him. No option may be transferred by the Optionee otherwise than by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order, and during the Optionee's lifetime the option may be exercised only by him or her; provided, however, that the Board of Directors or the Committee, as applicable, in its discretion, may allow for transferability of non-qualified stock options by the Optionee to "Immediate Family Members".



          "Immediate Family Members" means children, grandchildren, spouse or common law spouse, siblings or parents of the Optionee or to bona fide trusts, partnerships or other entities controlled by and of which the beneficiaries are Immediate Family Members of the Optionee. Any option grants that are transferable are further conditioned on the Participant and Immediate Family Members agreeing to abide by the Company's then current stock option transfer guidelines.



          (f) Adjustments for Change in Stock Subject to Plan. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustments, if any, as it deems appropriate in the number and kind of shares subject to the Plan, in the number and kind of shares covered by outstanding options, or in the option price per share, or both.



          (g) Acceleration of Exercisability of Options Upon Occurrence of Certain Events. In connection with any merger or consolidation involving the Company which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding options under the Plan shall become exercisable in full, notwithstanding any other provision of the Plan or of any outstanding options granted thereunder, on and after (i) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. Notwithstanding the foregoing, in no event shall any option be exercisable after the date of termination of the exercise period of such option specified in Sections 5(b) and 5(d).



          (h) Registration, Listing and Qualification of Shares of Stock. Each option shall be subject to the requirement that if at any time the Board of Directors shall determine that the registration, listing or qualification of the shares of Stock covered thereby upon any securities exchange or under any federal or state law. or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the purchase of shares of Stock thereunder, no such option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company may require that any person exercising an option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.



          (i) Other Terms and Conditions. The Committee may impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of options, as it deems advisable.



          (j) The maximum number of shares of Stock which may be subject to options granted any person in any fiscal year of the Company shall be 50,000 shares.

     6. Amendment and Termination. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no option shall be granted hereunder after, June 30, 2009; provided, however, that the Board of Directors may at any time prior to that date terminate the Plan. The Board of Directors may at any time amend the Plan; provided, however, that, except as contemplated in Section 5(f), the Board of Directors shall not, without approval by a majority of the votes cast thereon by the stockholders of the Company at a meeting of stockholders at which a proposal to amend the Plan is voted upon, increase the maximum number of shares of Stock for which options may be granted under the Plan, or change the minimum option prices. No termination or amendment of the Plan may, without the consent of an Optionee, adversely affect the rights of such Optionee under any option held by such Optionee.



     7. Effectiveness of Plan. The Plan shall not be effective unless approved at a meeting of stockholders of the Company duly called and held for such purpose by a majority of the votes cast thereon by the stockholders of the Company, and no option granted hereunder shall be exercisable prior to such approval.



     8. Withholding. It shall be a condition to the obligation of the Company to issue shares of Stock upon exercise of an option, that the Optionee (or any beneficiary or person entitled to act under Section 5(d) hereof) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue such shares of Stock.



     9. Other Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.

                                                                      APPENDIX C



                          RAMSAY YOUTH SERVICES, INC.


                             2001 STOCK OPTION PLAN



     1. Purposes of Plan. The purposes of this Plan, which shall be known as the Ramsay Youth Services, Inc. 2001 Stock Option Plan and is hereinafter referred to as the "Plan", are (i) to provide incentives for key employees, directors, consultants and other individuals providing services to Ramsay Youth Services, Inc. (the "Company") and its subsidiary or parent corporations (within the respective meanings of Sections 424(f) and 424(e) of the Internal Revenue Code of 1986, as amended (the "Code"), and referred to herein as "Subsidiary" and "Parent", respectively) by encouraging their ownership of the common stock, $.01 par value, of the Company (the "Stock") and (ii) to aid the Company in retaining such key employees, directors, consultants and other individuals upon whose efforts the Company's success and future growth depends, and attracting other such employees, directors, consultants and other individuals.



     2. Administration. The Plan shall be administered by a committee (the "Committee") of the Board of Directors, as hereinafter provided. For purposes of administration, the Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules and regulations, to make such determinations and interpretations, and to take such other administrative actions as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including Optionees and their legal representatives and beneficiaries.



     The Committee shall be appointed from time to time by the Board of Directors and shall consist of not fewer than two if its members. Unless otherwise determined by the Board of Directors, no member of the Board of Directors who serves on the Committee shall be eligible to participate in the Plan. The Board of Directors shall designate one of the members of the Committee as its Chairman. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee). No member of the Committee shall be liable for any act or omission with respect to his service on the Committee, if he acts in good faith and in a manner he reasonably believes to be in or not opposed to the best interests of the Company.



     3. Stock Available for Options. There shall be available for options under the Plan a total of 1,500,000 shares of Stock, subject to any adjustments which may be made pursuant to Section 5(f) hereof. Shares of Stock used for purposes of the Plan may be either authorized and unissued shares, or previously issued shares held in the treasury of the Company, or both. Shares of Stock covered by options which have terminated or expired prior to exercise shall be available for further options hereunder.



     4. Eligibility. Options under the Plan may be granted to key employees of the Company or any Subsidiary or Parent, including officers or directors of the Company or any Subsidiary or Parent, and to directors, consultants and other individuals providing services to the Company or any Subsidiary or Parent. Options may be granted to eligible individuals whether or not they hold or have held options previously granted under the Plan or otherwise granted or assumed by the Company. In selecting individuals for options, the Committee may take into consideration any factors it may deem relevant, including its estimate of the individual's present and potential contributions to the success of the Company and its Subsidiaries. Service as a director, officer or consultant of or to the Company or any Parent or Subsidiary shall be considered employment for purposes of the Plan (and the period of such service shall be considered the period of employment for purposes of Section 5(d) of this Plan); provided, however, that incentive stock options may be granted under the Plan only to an individual who is an "employee" (as such term is used in Section 422 of the Code) of the Company or any Subsidiary or Parent.

     5. Terms and Conditions of Options. The Committee shall, in its discretion, prescribe the terms and conditions of the options to be granted hereunder, which terms and conditions need not be the same in each case, subject to the following:



          (a) Option Price. The price at which each share of Stock covered by an option granted under the Plan may be purchased shall be determined by the Committee and shall not be less than the market value per share of Stock on the date of grant of the option. The date of grant of an option shall be the date specified by the Committee in its grant of the option.



          (b) Option Period. The period for exercise of an option shall in no event be more than ten years from the date of grant, or in the case of any option intended to be an incentive stock option granted to an individual owning, on the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, more than five years from the date of grant. Options may, in the discretion of the Committee, be made exercisable in installments during the option period. Any shares not purchased on any applicable installment date may be purchased thereafter at any time before the expiration of the option period.



          (c) Exercise of Options. In order to exercise an option, the Optionee shall deliver to the Company written notice specifying the number of shares of Stock to be purchased, together with cash or a certified or bank cashier's check payable to the order of the Company in the full amount of the purchase price therefor; provided that, for the purpose of assisting an Optionee to exercise an option, the Company may make loans to the Optionee or guarantee loans made by third parties to the Optionee, on such terms and conditions as the Board of Directors may authorize; and provided further that such purchase price may be paid in shares of Stock owned by the Optionee for a period of at least six months prior to the date of exercise having a market value on the date of exercise equal to the aggregate purchase price, or in a combination of cash and Stock. For purposes of this
     Section 5(c), the market value per share of Stock shall be the last sale price regular way on the date of reference, or, in case no sale takes place on such date, the average of the closing high bid and low asked prices regular way, in either case on the principal national securities exchange on which the Stock is listed or admitted to trading, or if the Stock is not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date, or the average of the closing high bid and low asked prices of the Stock in the over-the-counter market reported on NASDAQ on such date, whichever is applicable, or if there are not such prices reported on NASDAQ on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is not bid or asked price reported on any such date, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee. If the Optionee so requests, shares of Stock purchased upon exercise of an option may be issued in the name of the Optionee or another person. An Optionee shall have none of the rights of a stockholder until the shares of Stock are issued to him.



          (d) Effect of Termination of Employment. An option may not be exercised after the Optionee has ceased to be in the employ of the Company or any Subsidiary or Parent, except in the following circumstances:



             (i) If the Optionee's employment is terminated by action of his employer, or by reason of disability or retirement under any retirement plan maintained by the Company or any Subsidiary or Parent, the option may be exercised by the Optionee within three months after such termination, but only as to any shares exercisable on the date the Optionee's employment so terminates;



             (ii) In the event of the death of the Optionee during the three month period after termination of employment covered by (i) above, the person or persons to whom his rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of his death to exercise any options which were exercisable by the Optionee at the time of his death;

             (iii) In the event of the death of the Optionee while employed, the option shall thereupon become exercisable in full, and the person or persons to whom the Optionee's rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of the Optionee's death to exercise such option. The provisions of the foregoing sentence shall apply to any outstanding options which are incentive stock options to the extent permitted by Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the event described in the preceding sentence, be treated for all purposes of the Plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing sentence.



          In no event shall any option be exercisable more than ten years from the date of grant thereof. Nothing in the Plan or in any option granted pursuant to the Plan (in the absence of an express provision to the contrary) shall confer on any individual any right to continue in the employ of the Company or any Subsidiary or Parent or interfere in any way with the right of the Company to terminate his employment at anytime.



          (e) Transferability of Options. During the lifetime of an Optionee, options held by such Optionee shall be exercisable only by him. No option may be transferred by the Optionee otherwise than by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order, and during the Optionee's lifetime the option may be exercised only by him or her; provided, however, that the Board of Directors or the Committee, as applicable, in its discretion, may allow for transferability of non-qualified stock options by the Optionee to "Immediate Family Members".



          "Immediate Family Members" means children, grandchildren, spouse or common law spouse, siblings or parents of the Optionee or to bona fide trusts, partnerships or other entities controlled by and of which the beneficiaries are Immediate Family Members of the Optionee. Any option grants that are transferable are further conditioned on the Participant and Immediate Family Members agreeing to abide by the Company's then current stock option transfer guidelines.



          (f) Adjustments for Change in Stock Subject to Plan. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustments, if any, as it deems appropriate in the number and kind of shares subject to the Plan, in the number and kind of shares covered by outstanding options, or in the option price per share, or both.



          (g) Acceleration of Exercisability of Options Upon Occurrence of Certain Events. In connection with any merger or consolidation involving the Company which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning, directly or indirectly, less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding options under the Plan shall become exercisable in full, notwithstanding any other provision of the Plan or of any outstanding options granted thereunder, on and after (i) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. The provisions of the foregoing sentence shall apply to any outstanding options which are incentive stock options to the extent permitted by
     Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the event described in clause (i) or (ii) of the foregoing sentence, be treated for all purposes of the plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing sentence. Notwithstanding the foregoing, in no event shall any option be exercisable after the date of termination of the exercise period of such option specified in Sections 5(b) and 5(d).



          (h) Registration, Listing and Qualification of Shares of Stock. Each option shall be subject to the requirement that if at any time the Board of Directors shall determine that the registration, listing or qualification of the shares of Stock covered thereby upon any securities exchange or under any federal or state law. or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the purchase of shares of Stock thereunder, no such option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company may require that any person exercising an option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.



          (i) Other Terms and Conditions. The Committee may impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of options, as it deems advisable.



          (j) The maximum number of shares of Stock which may be subject to options granted any person in any fiscal year of the Company shall be 500,000 shares.



     6. Additional Provisions Applicable to Incentive Stock Options. The Committee may, in its discretion, grant options under the Plan to eligible employees which constitute "incentive stock options" within the meaning of
Section 422 of the Code, provided, however, that (a) the aggregate market value of the Stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year shall not exceed the limitation set forth in Section 422(d) of the Code and (b) if the Optionee owns on the date of grant securities possessing more than 10% of the total combined voting power of all classes of securities of the Company or of any Parent or Subsidiary, the price per share shall not be less than 110% of the market value per share on the date of the grant.



     7. Amendment and Termination. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no option shall be granted hereunder after, March 31, 2011; provided, however, that the Board of Directors may at any time prior to that date terminate the Plan. The Board of Directors may at any time amend the Plan; provided, however, that, except as contemplated in Section 5(f), the Board of Directors shall not, without approval by a majority of the votes cast thereon by the stockholders of the Company at a meeting of stockholders at which a proposal to amend the Plan is voted upon, increase the maximum number of shares of Stock for which options may be granted under the Plan, or change the minimum option prices. No termination or amendment of the Plan may, without the consent of an Optionee, adversely affect the rights of such Optionee under any option held by such Optionee.



     8. Effectiveness of Plan. The Plan shall not cease to be effective unless approved at a meeting of stockholders of the Company duly called and held for such purpose by a majority of the votes cast thereon by the stockholders of the Company, and no option granted hereunder shall be exercisable prior to such approval.



     9. Withholding. It shall be a condition to the obligation of the Company to issue shares of Stock upon exercise of an option, that the Optionee (or any beneficiary or person entitled to act under Section 5(d) hereof) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue such shares of Stock.



     10. Other Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.

PROXY                                                                      PROXY
                          RAMSAY YOUTH SERVICES, INC.
                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 31, 2001

   The undersigned, a stockholder of RAMSAY YOUTH SERVICES, INC., does hereby appoint Luis E. Lamela and Bert G. Cibran, or either of them, with full power of substitution, the undersigned's proxies, to appear and vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Hyatt Regency Coral Gables, Coral Gables, Florida 33134, on Thursday, May 31, 2001 at 11:00 A.M., Eastern Standard Time, or at any adjournment thereof, upon such matters as may properly come before the Meeting.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

   The undersigned hereby instructs said proxies or their substitutes to vote as specified below on each of the following matters and in accordance with their best judgment on any other matters which may properly come before the Meeting.

1. Election of Directors               [ ] FOR all the nominees listed (except as
                                       marked to the contrary below).

                                       [ ] WITHHOLD AUTHORITY to vote for the
                                           nominees listed below.

   Aaron Beam, Jr., Peter J. Evans, Thomas M. Haythe, Luis E. Lamela, Paul J.
                Ramsay, Steven J. Shulman and Michael S. Siddle

   (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

           ---------------------------------------------------------------------


2.Approval of the Ramsay Youth Services, Inc. 1999 Stock Option Plan.



        FOR [ ]                  AGAINST [ ]                 ABSTAIN [ ]



3.Approval of the Ramsay Youth Services, Inc. 2001 Stock Option Plan.



        FOR [ ]                  AGAINST [ ]                 ABSTAIN [ ]



4. Ratification of appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2001.


        FOR [ ]                  AGAINST [ ]                 ABSTAIN [ ]

   The Board of Directors favors a vote "FOR" each item.

                        PLEASE SIGN AND DATE ON REVERSE.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO ANY OF THE ITEMS, THEY WILL BE VOTED IN FAVOR OF THE ITEM(S) FOR WHICH NO DIRECTION IS INDICATED.

                                                              IMPORTANT: Before returning this proxy, please sign your
                                                              name or names on the line(s) below exactly as shown
                                                              thereon. Executors, shareholders, trustees, guardians or
                                                              corporate officers should indicate their full titles when
                                                              signing. Where shares are registered in the name of joint
                                                              tenants or trustees, such joint tenants or trustees should sign.

                                          Dated:                          , 2001
                                                --------------------------

                                          Name:
                                               ---------------------------------

                                          --------------------------------------

                                          --------------------------------------
                                                 Stockholder(s) Sign Here

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.